SCHEDULE 14A
                            (RULE 14A-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:
|X| Preliminary Proxy Statement             |X| Confidential, for Use of the
|_| Definitive Proxy Statement                  Commission Only (as Permitted
|_| Definitive Additional Materials             by Rule 14a-6(e)(2))
|_| Soliciting Material Pursuant to Rule
    14a-11(c) or Rule 14a-12
-------------------------------------------------------------------------------
                              Echlin Inc.
            (Name od Registrant as Specified In Its Charter
-------------------------------------------------------------------------------
                           SPX Corporation
              (Name of Person(s) Filing Proxy Statement)
-------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

|_| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          ------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------------

     5)   Total fee paid:

          ------------------------------------------------------------------


|_| Fee pad previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount Previously paid:

         -------------------------------------------------------------------
    2)   Form, Schedule or Registration No.

         -------------------------------------------------------------------
    3)   Filing party:

         -------------------------------------------------------------------
    4)   Date filed: